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                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

          REAFFIRMATION AGREEMENT, dated as of January 31, 2006 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), among Dex Media, Inc., a Delaware corporation ("Parent"), Dex Media West, Inc., a Delaware corporation ("Holdings"), Dex Media West LLC, a Delaware limited liability company (the "Borrower"), Dex Media West Finance Co., a Delaware corporation (collectively, the "Reaffirming Parties"), and JPMorgan Chase Bank, N.A. (f/k/a "JPMorgan Chase Bank") ("JPMCB"), as collateral agent (in such capacity, the "Collateral Agent") under the Existing Credit Agreement referred to below. All capitalized terms used but not defined herein shall have the respective meanings provided such terms in the Restated Credit Agreement referred to below.

          WHEREAS, Parent, Holdings, the Borrower, the lenders from time to time party thereto and JPMCB, as Administrative Agent, are parties to the Credit Agreement, dated as of September 9, 2003, as amended (the "Existing Credit Agreement");

          WHEREAS, each of the Reaffirming Parties is party to one or more of the Loan Documents and the Affiliate Subordination Agreement;

          WHEREAS, pursuant to the Agreement to Amend and Restate, dated as of December 13, 2005 (the "Agreement to Amend and Restate"), the parties thereto have agreed to amend and restate the Existing Credit Agreement (as amended and restated, the "Restated Credit Agreement");

          WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Restated Credit Agreement; and

          WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Restated Credit Agreement becoming effective and the consummation of the transactions contemplated thereby, including the making of the Tranche B-1 Term Loans;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                  Reaffirmation

          SECTION 1.01. Reaffirmation. Each of the Reaffirming Parties hereby consents to the Restated Credit Agreement and the transactions contemplated thereby, including the making of the Tranche B-1 Term Loans, and hereby confirms its respective agreements, guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party and the Affiliate Subordination Agreement, as applicable, and agrees that, notwithstanding the effectiveness of the Restated Credit Agreement and the making of the Tranche B-1 Term Loans, such agreements, guarantees, pledges and grants of security

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interests, as applicable, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by the Borrower with Section 5.13 of the Restated Credit Agreement and hereby reaffirms its obligations under each similar provision of each Loan Document to which it is party and the Affiliate Subordination Agreement, as applicable.

          SECTION 1.02. Amendment and Restatement. On and after the Restatement Effective Date:

          (a) Each reference, whether direct or indirect, in each Loan Document and the Affiliate Subordination Agreement to the "Credit Agreement" shall mean and be a reference to the Restated Credit Agreement, as such agreement may be amended, amended and restated, modified or supplemented and in effect from time to time;

          (b) The definition of any term defined in any Loan Document or the Affiliate Subordination Agreement by reference to the terms defined in the "Credit Agreement" shall be amended to be defined by reference to the defined term in the Restated Credit Agreement, as the same may be amended, amended and restated, modified or supplemented and in effect from time to time.

                                   ARTICLE II

                         Representations and Warranties

          Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

          SECTION 2.01. Organization. Such Reaffirming Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

          SECTION 2.02. Authority; Enforceability. Such Reaffirming Party has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

          SECTION 2.03. Loan Documents. The representations and warranties of such Reaffirming Party contained in each Loan Document and the Affiliate Subordination Agreement, as applicable, are true and correct with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct as of such earlier date).


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                                  ARTICLE III

                                  Miscellaneous

          SECTION 3.01. Notices. All notices hereunder shall be given in accordance with Section 9.01 of the Restated Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Restated Credit Agreement.

          SECTION 3.02. Loan Document. This Agreement is a Loan Document executed pursuant to the Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

          SECTION 3.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when (i) copies hereof which, when taken together, bear the signatures of each of the Reaffirming Parties and the Collateral Agent shall have been received by the Administrative Agent (or its counsel) and (ii) the Restated Credit Agreement has become effective in accordance with the terms of the Agreement to Amend and Restate. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 3.04. No Novation. Each Reaffirming Party hereby agrees that:

          (a) all of its obligations and liabilities under the Loan Documents remain in full force and effect on a continuous basis after giving effect to the Restated Credit Agreement;

          (b) all of the Liens and security interests created and arising under the Loan Documents remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority as existed prior to the effectiveness of the Restated Credit Agreement, after giving effect to the Restated Credit Agreement, as collateral security for the obligations thereunder;

          (c) all of the obligations and liabilities of the Borrower under the Existing Credit Agreement (i) are continued in full force and effect on a continuous basis, unpaid and undischarged, pursuant to the Restated Credit Agreement and (ii) constitute the same obligations and liabilities under the Restated Credit Agreement.

          SECTION 3.05. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


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          SECTION 3.06. No Other Amendments; Confirmation. Except as expressly set forth herein, no other amendments to any Loan Document are intended hereby and all other provisions of the Loan Documents are and shall remain in full force and effect.


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          IN WITNESS WHEREOF, each Reaffirming Party and the Collateral Agent, for the benefit of the Secured Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        DEX MEDIA, INC.,


                                        By: /s/ Robert J. Bush
                                            ------------------------------------
                                        Name: Robert J. Bush
                                        Title: Vice President & Secretary

                                        DEX MEDIA WEST, INC.,

                                        By: /s/ Robert J. Bush
                                            ------------------------------------
                                        Name: Robert J. Bush
                                        Title: Vice President & Secretary

                                        DEX MEDIA WEST LLC,


                                        By: /s/ Robert J. Bush
                                            ------------------------------------
                                        Name: Robert J. Bush
                                        Title: Vice President & Secretary


                                        DEX MEDIA WEST FINANCE CO.,


                                        By: /s/ Robert J. Bush
                                            ------------------------------------
                                        Name: Robert J. Bush
                                        Title: Vice President & Secretary


                                        JPMORGAN CHASE BANK, N.A., as Collateral
                                        Agent


                                        By: /s/ Peter B. Thauer
                                            ------------------------------------
                                        Name: Peter B. Thauer
                                        Title: Vice President

           Signature Page to the Dex Media West Reaffirmation Agreement